UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 30, 2009

Anika Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Massachusetts	000-21326	04-3145961
(State or other jurisdiction of	Commission file number	(I.R.S. Employer
incorporation or organization)		Identification No.)

32 Wiggins Avenue, Bedford, MA 01730
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:   781-457-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 6, 2010, Anika Therapeutics, Inc. (the "Company") filed a Form 8-K (the "Original Form 8-K") reporting that the Company has acquired all of the issued and outstanding stock of Fidia Advanced Biopolymers S.r.l. ("FAB") on December 30, 2009.  However, at that time, the financial statements and pro forma financial information required by Item 9.01 of Form 8-K were not available.  This Form 8-K/A is being filed to amend the Original Form 8-K by providing such required financial statements and pro forma financial information.

Section 9--Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(a)   Financial statements of businesses acquired.

-     Fidia Advanced Biopolymers S.r.l.’s Audited Financial Statements as of and for the years ended December 31, 2008 and 2007 are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and incorporated herein by reference.

-     Fidia Advanced Biopolymers S.r.l.’s Unaudited Condensed Financial Statements as of and for the nine months ended September 30, 2009 and 2008 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)   Pro forma financial information.

The following unaudited pro forma condensed combined financial statements are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference:

-     Unaudited Pro Forma Condensed Combined Balance Sheet of Anika Therapeutics, Inc. and Fidia Advanced Biopolymers S.r.l. as of September 30, 2009.

-     Unaudited Pro Forma Condensed Combined Statement of Operations of Anika Therapeutics, Inc. and Fidia Advanced Biopolymers S.r.l. for the Nine Months Ended September 30, 2009.

-     Unaudited Pro Forma Condensed Combined Statement of Operations of Anika Therapeutics, Inc. and Fidia Advanced Biopolymers S.r.l. for the Year Ended December 31, 2008.

(d)   Exhibits

Exhibit
Number	Description

23.1*	Consent of KPMG S.p.A.

99.1*	Fidia Advanced Biopolymers S.r.l.’s Audited Financial Statements as of and for the years ended December 31, 2008 and 2007

99.2*	Fidia Advanced Biopolymers S.r.l.’s Unaudited Financial Statements as of and for the nine months ended September 30, 2009 and 2008

99.3*
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2009; Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2009 and the Year Ended December 31, 2008; and the Notes thereto.

*   Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Anika Therapeutics, Inc.

Dated: March 15, 2010	By:	/s/ Charles H. Sherwood
Charles H. Sherwood
President & Chief Executive Officer

Exhibits Index

Exhibit
Number	Description

23.1*	Consent of KPMG S.p.A.

99.1*	Fidia Advanced Biopolymers S.r.l.’s Audited Financial Statements as of and for the years ended December 31, 2008 and 2007

99.2*	Fidia Advanced Biopolymers S.r.l.’s Unaudited Financial Statements as of and for the nine months ended September 30, 2009 and 2008

99.3*
Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2009; Unaudited Pro Forma Condensed Combined Statement of Operations for the Nine Months Ended September 30, 2009 and the Year Ended December 31, 2008; and the Notes thereto.

* Filed herewith